Summary Prospectus April 2, 2012

MassMutual Select Funds

MassMutual Select Large Cap Value Fund

Ticker: Class S–MLVSX, Class Y–MMLYX, Class L–MLVLX, Class A–MMLAX, Class N–MLVNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks both capital growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 134 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.21%	.36%	.36%	.41%(1)
Total Annual Fund Operating Expenses	.77%	.86%	1.01%	1.26%	1.56%
(1)	Other Expenses for Class N have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$79	$246	$428	$954
Class Y	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236
Class A	$696	$952	$1,227	$2,010
Class N	$259	$493	$850	$1,856

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Davis Selected Advisers, L.P. (“Davis”), believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund has the flexibility to invest in companies of any size, invest in companies whose shares may be subject to controversy, and invest in non-equity securities. While most assets typically will be invested in equity securities of U.S. companies, the Fund may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. In the current market environment, Davis expects that current income will be low. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund’s investment strategy is to select companies for long-term investment. Davis uses fundamental research and quantitative and qualitative analysis to identify securities whose characteristics it believes foster the creation of long-term value and long-term business growth. Davis generally invests in securities that, in its view, possess a mix of traits that include: (i) first-class management (e.g., a proven track record, significant alignment of interest in business, intelligent application of capital); (ii) strong financial condition and satisfactory profitability (e.g., strong balance sheets, low cost structure/low debt, high returns on capital); and (iii) strategic positioning for the long-term (e.g., non-obsolescent products/industries, dominant position in a growing market, global presence, and brand names). The Fund historically has invested a significant portion of its assets in the financial services sector. Davis may sell a security when, in its judgment, the market price is greater than its estimate of intrinsic value or the risk of owning the security makes it no longer attractive.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance (S&P 500® Index) and an additional index that provides a style-specific comparison for the Fund’s returns. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	21.10%	Lowest Quarter:	4Q ’08,	-	25.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2011)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	-4.15%	-2.10%	3.25%

	Return After Taxes on Distributions	-4.26%	-2.51%	2.96%

	Return After Taxes on Distributions and Sale of Fund Shares	-2.55%	-1.78%	2.79%

Class Y	Return Before Taxes	-4.34%	-2.20%	3.16%
Class L	Return Before Taxes	-4.37%	-2.34%	3.01%
Class A	Return Before Taxes	-10.18%	-3.76%	2.14%
Class N	Return Before Taxes	-5.84%	-2.87%	2.43%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		2.11%	-0.25%	2.92%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		0.39%	-2.64%	3.89%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Davis Selected Advisers, L.P.

Portfolio Managers:

Christopher C. Davis is a Portfolio Manager at Davis. He has managed the Fund since its inception.

Kenneth C. Feinberg is a Portfolio Manager at Davis. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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